May 19, 2015 Pieris Pharmaceuticals, Inc. (OTC:PIRS) UBS Global Healthcare Conference 2015 Stephen S. Yoder President & CEO Exhibit 99.1

NON-CONFIDENTIAL
Forward Looking Statements
2
Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties.
In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,”
“can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,”
“should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; competition in our industry; regulatory developments in the U.S. and foreign countries; as well as those risks more fully discussed in the “Risk Factors” section of our Current Report on
Form 8-K filed with the SEC on December 18, 2014, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, the Company’s quarterly reports on Form 10-Q, and the other reports we file with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

pieris

Angiocal

Daiichi-Sankyo

SANOFI

ALLERGAN

Zydus dedicated to life

Stelis Biopharma

NON-CONFIDENTIAL 3
Clinical-stage R&D company developing first-in-class
biologics
Proprietary Anticalin® technology
Highly differentiated next generation therapeutic proteins
Superior drug-like properties
Strong patent position and no 3
rd
party IP identified to date for FTO
Clinical activity, lack of immunogenicity in cancer patients
Proprietary pipeline in Immuno-Oncology, Immunology,
Anemia and Respiratory
Proven track record for successful collaborations with Pharma
Pieris Pharmaceuticals, Inc. –
The Corporation (OTC:PIRS)
Strong pipeline

NON-CONFIDENTIAL 4
Pieris Pharmaceuticals, Inc. –
The Corporation (OTC:PIRS)
Solid Financial Position
$43.8M in licensing & milestone payments since inception
$14.1M in non-dilutive grants since inception
$83.4M total capital raised from investors
Went public in Dec 2014 through reverse merger
Raised gross proceeds  of $13.6M in a private placement
transaction - straight common stock at $2.00
$13.2M in cash as of March 31, 2015
As of 5/12/15, institutional investors collectively owned more than 65% of PIRS common shares - Ally Bridge Group, Forbion Capital, Gilde, GLSV, Lombard
Odier, Novo Nordisk, Sphera Funds, Zydus Cadila, and OrbiMed Advisors (23%)
CEO, CSO, Head of Discovery, Head of BD formerly at MorphoSys, a German biotech success story with market cap in excess of $1.5 billion
Top caliber Board of Directors
Former Sanofi, Celgene and Chiron executives; Chairman from OrbiMed
Highly experienced leadership team

5
November 2014 through May 2015
Ph I study initiated for anti-hepcidin anemia program (PRS-080)
Private Placement ($13.6 M)
Public Listing (OTC Markets)
Dr. Holbrook Kohrt, M.D., Ph.D, joins as
IO Advisor for Translational Medicine
AUD $500k Grant with University of Melbourne
for anti-IL4Ra asthma progam (PRS-060)
Appointment of Jean-Pierre Bizzari,
M.D., to Board of Directors
Presentation of preclinical data on
CD137-based IO multispecifics
Recent Key Achievements
NON-CONFIDENTIAL

NON-CONFIDENTIAL
Anticalins are Re-purposed Human
Therapeutic Proteins
6
Anticalin in complex with a
small molecule (Y-DTPA)
Anticalin bound to the
Hepcidin peptide
Anticalin bound to the
CTLA4 protein
Anticalins® are a novel class of therapeutic proteins, derived from lipocalins
Small and simple make-up
Individual derivatives can be generated that bind to a broad range of targets lipocalin

Differentiating Features
Human-derived
Natural binding molecule
Non-immunogenic
High affinity and specificity
Systemic delivery
Tunable pharmacokinetics
Local delivery (e.g., inhalation)
Versatile bispecifics & multispecifics
Protein Class Exclusivity
Positive Freedom to Operate Landscape
Anticalins Share Several Other Features
with mAbs yet are Highly Differentiated
7
Monoclonal Antibodies (mAbs) are highly successful drugs
Anticalins share many of the beneficial properties of mAbs yet are highly differentiated
Antibody Anticalin
Safety Related Efficacy Related IP Related
NON-CONFIDENTIAL

Commercialization Strategy
Multiple Shots on Goal: Partnered & Proprietary
8
Pieris selects target, funds all costs
Shared investment, shared ownership
Fully
Proprietary
Co-Dev
Partner selects target, funds all costs
Fully
Partnered
Immuno-oncology, anemia, respiratory: strong networks
High barriers to entry: e.g. IP, multispecifics, inhalation
Alternative mechanism to advance several programs
Retain commercialization rights in major markets
Industry validation
Cash flow upfront and milestone payments
NON-CONFIDENTIAL

pieris
pieris
pieris
pieris
Zydus
Zydus
Stelis
Stelis
SANOFI

NON-CONFIDENTIAL 9
PRS-080 Hepcidin Anemia
PRS-060 IL4Ra Asthma
Discovery Preclinical Phase 1 Target(s) 1° Indication
PRS-110 cMet Oncology
PRS-NN n.d. n.d.
PRS-NN n.d. Ophthalmology
PRS-NN n.d. Ophthalmology
Sanofi Group n.d. Sept 2010 Initiation
Daiichi Sankyo n.d. April 2011 Initiation
n.d. = not disclosed
Pipeline Overview
PRS-343 CD137/HER2 IO
PRS-300 other n.d IO
Daiichi Sankyo n.d. April 2011 Initiation

For Immediate Release

Pieris Pharmaceuticals to Present Data on Novel Anti-CD137 and HER2 Bispecific Immuno-Oncology Program at UBS Global Healthcare Conference

--Company reveals CD137 as a key target in its immuno-oncology franchise --

FREISING, GERMANY, May 19, 2015 – Pieris Pharmaceuticals, Inc. (OTCQB: PIRS), a biotechnology company advancing its proprietary Anticalin® biotherapeutic technologies announced today that President and CEO, Stephen Yoder, will present preclinical data on a new immuno-oncology program—an Anticalin-based CD137-HER2 bispecific—at the UBS Global Healthcare Conference at 4:30 pm EDT.

The Company also announced today CD137 as a key target in its immuno-oncology franchise. CD137 is a member of the tumor necrosis factor (TNF) receptor family and is increasingly associated with costimulatory activity for activated T cells, while HER2 is a clinically validated target across a broad spectrum of solid tumors.

NON-CONFIDENTIAL Pieris Announced A Novel IO Program on May 19 10

NON-CONFIDENTIAL
PRS-343: CD137-HER2 Bispecific
Member of PRS-300 Series
Several Bispecific Formats
Under Preclinical Evaluation
11
CD137 Ac trastuz. deriv. (HER2)
Tumor Cell
T Cell
Perceived costimulatory T cell
engagement in tumor environment
Costimulatory
signal
Primary TcR
signal
Activation
Proliferation
Survival
CD137
No
signalling
Her2
Protein Engineering Aspects Target Biology Aspects

NON-CONFIDENTIAL
CD137 is a TNFR Costimulatory
IO Target
Validated marker for tumor-reactive T cells in man (1)
Anti-CD137 mAbs improve the expansion of CD8+ melanoma TIL in adoptive T-cell therapy (2)
In mouse tumor model, forced tumor expression of CD137L (3) or anti-
CD137 scFv (4,5,6) leads to tumor elimination in T-cell- and NK-cell-
dependent manner
In clinical CAR-T, inclusion of CD137 downstream signaling has proven key to success
– CD137 costimulation in T-cells shown to lead to higher persistence, proinflammatory cytokine release and more effective tumor cell killing
– CD137 costimulation in NK-cells shown to improve therapeutic response in mouse models (7) and currently translated to clinical trials
12
1 Ye, Q. et al., Clin Canc Res: 2014 Jan 1; 20(1):44-55.
2 Chacon, J. A. et al., PloS One 2013 8(4):e60031.
3 Melero, I. et al., Eur J Immunol 1998 Mar; 28(3):1116-1121.
4 Ye, Z. et al., Nat Med 2002 Apr; 8(4):343-348.
5 Zhang, H. et al., Mol Canc Ther 2006 Jan; 5(1):149-155.
6 Yang, Y. et al., Canc Res 2007 Mar 1; 67(5):2339-2344.
7 Kohrt, H. et al, J Clin Invest. 2012 Mar;122(3):1066-75.

NON-CONFIDENTIAL
CD137-Targeting mAbs Struggling
To Find a Therapeutic Window
Several early-stage clinical trials with CD137 mAbs have been terminated
Doses of systemic CD137 mAbs required for T cell activation have led to toxicity
TNFR activation requires receptor clustering
Bivalent mAbs shown to depend on Fc receptor interaction (1, 2)
Fc receptor interaction is a random process which takes place throughout the body and not just at the tumor
Most recent trials initiated with CD137 mAbs are focusing on NK cell activation
When used at low dose in combination with, e.g., rituximab or cetuximab, may enhance ADCC activity through NK cell activation
While this approach may work in defined populations, it may not take full advantage of CD137 role in T cell activation
13
1 Bulliard, Y. et al., J Exp Med 2013 Aug 26; 210(9):1685-1693 2 Bulliard, Y. et al., Immunol Cell Biol 2014 Jul; 92(6):475-480

NON-CONFIDENTIAL
Current HER2-Targeted
Therapies Leave an Umet Need
Several Solid Tumors With Upregulated HER2 Expression
Not Adequately Addressed with Current Therapies
Bladder cancer
Overexpressed in 36% cases. Her2 is a poor prognostic indicator (1)
Five-year survival rate is 48% for Her2 negative versus 9.7% for HER2-positive tumors (2, 3)
Micropapillary urothelial carcinoma subtype. Her2 amplification asscoiated with a three-fold increased risk of death (4)
Advanced Gastric Cancer
Over-expressed in 20% of cases. Overall survival of  14 months (trastuzumab +
chemotheapy) (5)
Ovarian cancer
Overexpressed in 20-30% of cases of ovarian cancer
Her2 is a poor prognostic indicator (Median survival of 15.7 months for HER2-high versus 32.8 months for HER2 normal) (6)
1 Hansel et al, Am J clin Pathology: 2008, 130: 274-281
2 Sato K et al, Cancer: 1992, 70: 2493-9.
3 Scholl et al, Annals of Oncology: 2001, 12: S81-S87
4 Schneider et al, Modern Pathology: 2014, 27: 758-764
5 Bang et al, Lancet: 2010, 28: 687-97
6 Berchuck et al, Cancer Res: 1990, 50:4087-91
14

Liver
Colon
Kidney
Testis
Lymph node
Cerebral cortex
Breast

NON-CONFIDENTIAL
HER2 has Restricted Expression
in Normal Tissue
Favorable tissue expression profile for immunotherapy
approach
Low level of HER2 expression on healthy epithelial cells (1)
Receptor density range observed in tumor tissue will allow Pieris to interrogate the level of expression required for optimal activity
15
1 Press et al 1990, Oncogene. 5: 953-962
(2)
2 Protein Atlas http://www.proteinatlas.org/ENSG00000141736-ERBB2/tissue

CT26, analysis d12-d14

CD137 MFI
200
150
100
50
0
CD3+CD4+
CD3+CD8+
CD3+CD4+
CD3+CD8+
CD3+CD4+
CD3+CD8+
Spleen
LN
Tumor
CD4
CD137
Merge
CD8
CD137
Merge

Cancer Discovery 2012;2:608-623.

-
-

NON-CONFIDENTIAL
CD137 Expression is Localized
in Tumor Microenvironment
In tumor models there are high levels of CD137 on intratumoral CD4 and
CD8 T cells
Existing TIL population primed for response to CD137 agonist
16

IL-2 [pg/mL]
25 (IgG 1)
5
1
0.2

IL-2 [pg/mL]
25 (IgG 1)
5
1
0.2

NON-CONFIDENTIAL 17
Anticalins Activate T Cells
By CD137 Cross Linking
2nM
9nM
23nM
77nM
50nM
140nM
´~1µM
Representative
CD137-specific
Anticalins
Control
Control
NON-CONFIDENTIAL
Donor A Capture
0
100
200
300
400
500
S0575.01L03 S0575.01O13
S0575.02K12
S0575.01F03
S0575.01J04
S0575.04J10
S0565.12D24
Concentration AC [µg/ml]
Donor A Solution
0
100
200
300
400
500
S0575.01O13
S0575.02K12
S0575.01F03
S0575.01J04
S0575.01L03
S0575.04J10
S0565.12D24
Concentration AC [µg/ml]

6000
4000
2000
0
IL-2 [pg/mL]
1
10
100
coating concentration [µg/mL]

NON-CONFIDENTIAL
CD137-Targeting Anticalin Has
Demonstrated Agonistic Properties
Lead CD137-engager Anticalin identified
Affinity: KD
hCD137
= 2nM
“Non-competitive” CD137 engagement preserves ligand-binding
capability to CD137L
Leads to T-cell activation in ex vivo human donor cell assay
18
IL-2 production Assay (3d in culture)
CD137 Ac (J10)
Control

α
HER2
CD137
Her-2 binding
Her-2 binding
Her-2 binding
Her-2 binding
Her-2 binding
CD137 binding
CD137 binding
CD137 binding
CD137 binding
CD137 binding
RFU
Drug conc [nM]

NON-CONFIDENTIAL
HER2-CD137 Bispecific Formats
Retain Target Binding Capacity
19
-HER2
CD137 Ac
•
Bispecific formats behave similarly to CD137 and HER2 building blocks
•
Simultaneous target engagement confirmed for bispecific formats

Signal [V]
Elutionsvolumen [ml]

Signal [V]
Elutionsvolumen [ml]

Signal [V]
Elutionsvolumen [ml]

Signal [V]
Elutionsvolumen [ml]

NON-CONFIDENTIAL
HER2-CD137 Bispecific Formats
Exhibit Good Biophysical Properties
20
CD137-HER2-IgG4 (HC, N-term)
CD137-HER2-IgG4 (LC, C-term)
CD137-HER2-IgG4 (LC, N-term)
CD137-HER2-IgG4 (HC, C-term)
• Constructs stable after one week in PBS at 37°C - no change in SEC profile observed
• Stability in human plasma also confirmed using a dual binding ELISA

NON-CONFIDENTIAL
Bispecific Geometry May Create
Different Pharmacodynamic Effects
21
13.4
nm
e.g. TNFRS / TNFRSL
TNFRS
TNFRSL
Minmum: 8nm
Expected: 13.4nm
Stretched: 34nm
Ab-Ac(HC, C-term): ~15nm
Ab-Ac(LC, N-term): ~5nm
Pieris bispecific constructs result in different
distances between target binding sites
Ab-Ac(HC, N-term): ~5nm
Ab-Ac(LC, C-term): ~8nm
Several Bispecific Formats to Interrogate Optimal Target Synapse

Tumor Targeted Costimulation With Bi-specific aptamers

a
PBS
4-1BB
PSMA
PSMA & 4-1BB
PSMA-4-1BB conjugate
Tumor volume (mm³)
2,000
1,500
1,000
500
10
20
30
40
Days
b
PBS
PSMA
4-1BB
PSMA & 4-1BB
PSMA-4-1BB conjugate
Survival (%)
100
50
0
0
10
20
30
40
50
Days
c
P = 0.0013
Lung weight (gm)
1.5
1.0
0.5
0.0
Normal lung weight
PSMA-4-1BB
PSMA-mut4-1BB
PBS

■

■

—

NON-CONFIDENTIAL
Preclinical Validation of Tumor-
Localized Activation of CD137 (4-1BB)
22
Pastor et al, Molecular Therapy: 2011, 10: 1878-1886
Tumor-targeting CD137 bispecific aptamer leads to tumor growth inhibition and survival advantage in vivo compared to combination therapy
Supports Pieris’ bispecifics MoA
Tumor-specific clustering and activation of CD137 positive T cells
© The American Society of Gene & Cell Therapy

NON-CONFIDENTIAL
Summary of Pieris’ Immuno-
Oncology Efforts
Focusing on multispecifics to address non-responding patients and broaden therapeutic window compared to mAb approaches
Trafficking immunomodulation to tumor microenvironment
Varied geometry provides opportunity to test for optimal “synapse”
between tumor cell and T cell
Multispecifics can be mAb-Anticalin fusions (like PRS-343) or
Anticalin-Anticalin fusions (undisclosed)
Immunomodulatory engagers (like CD137) can be combined with
several tumor-targeting moieties, in a hub-and-spoke fashion
Prioritization of costimulatory targets (multiple targets beyond CD137 actively pursued with Anticalins), but multiple checkpoint inhibitors also being investigated
Internal and external resources (e.g. Holbrook Kohrt, M.D., Ph.D.) to validate approach
Objective of achieving drug candidate nomination by the end of 2015
23

NON-CONFIDENTIAL
PRS-080: Intended to Reverse Hepcidin-
Mediated Functional Iron Deficiency
24
PRS-080 designed to reverse hepcidin-mediated anemia by
mobilizing iron trapped in the body’s iron storage cells
Addresses patients unresponsive to ESA and iron therapies
PK profile of PRS-080 designed to match hepcidin biology
Iron Ferroportin
Inflammation
Hepcidin
PRS-080
PRS-080

NON-CONFIDENTIAL
PRS-080: Effective in vivo –
Currently in Phase 1
25
Demonstrated efficacy and safety in cynos
Single-dose serum iron response
Increased reticulocyte hemoglobin after
multiple doses
No adverse events in GLP tox
First-in-man study initiated November 2014
Single-dose escalation in HVs (n=48)
Endpoints:
Safety, MTD, PK, immunogenicity
Target engagement
PD effects: serum iron, ferritin, transferrin
saturation, reticulocyte count, hemoglobin
Final cohort of subjects planned mid 2015
Reporting of results expected 2H 2015
Serum iron response in cyno following
single i.v. administration
Pre-dose
Day 30
i.v. 150 mg/kg
Day 30
s.c. 20 mg/kg
Elevation of reticulocyte Hg in cyno
following repeated administration
Funded through Ph I by ongoing € 6M EU grant
0
20
40
60
80
100
0 20
40 60
Time [h]
15
20
25
30
10 mg/kg PRS-080
10 mg/kg NGAL wt

NON-CONFIDENTIAL
PRS-080 in Chronic Kidney Disease
Market Opportunity
26
Sources:
USRDS 2014 Annual Data Report (2012 numbers): Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the U.S
ESRD Patients in 2011 – A Global Perspective, Fresenius Medical Care; Artisan Healthcare Consulting market research study
Hemodialysis
Patients
(Total 1.9M Worldwide)
No
anemia
18%
Anemic
82%
Hemodialysis Patients
with Anemia
(Total 1.6M Worldwide)
FID
24%
No FID
76%
Target Functional
Iron-Deficient (FID)
population:
U.S.     80,000
EU       61,000
JP        57,000
ROW 186,000
Estimated yearly
treatment costs:
~ $5,000 - $10,000
We believe treating
FID anemic patients
has large commercial
potential

NON-CONFIDENTIAL
Anticalin Intellectual Property –
Safe & Sound
Exclusivity
Drug class protected through 2020s
Controlled patent filings and prior art
enable broad follow-on protection
Unique IP for each program
Freedom to Operate
No third party IP identified to date for
FTO on platform or therapeutic programs
27
Program
(Target)
CoM Patent
Term
cMet 2030
Hepcidin 2031
IL4Ra 2031
300 Series
(IO)
2035+

NON-CONFIDENTIAL
Investment Highlights
28
Human PoC achieved with Anticalin platform
Novel therapeutic proteins
Desirable drug-like properties
Validation through strategic partnerships and collaborations
Sanofi, Daiichi Sankyo, Zydus, Stelis, Allergan
Several differentiated proprietary and partnered drug candidates advancing towards or through clinical development
Potential for rich news flow in 2015
Potential milestone payments; expected clinical data; seeking new partnerships
Proven management team and highly regarded Board of Directors
Unique approach to Immuno-oncology
Solid Financial Position

NON-CONFIDENTIAL 29 Pieris Pharmaceuticals, Inc. Lise Meitner Strasse 30 85354 Freising Germany Tel.: +49 (0) 8161 1411 400 Fax: +49 (0) 8161 1411 444 info@pieris.com www.pieris.com